Exhibit 10.14

                                                               EXECUTION VERSION

                               FIFTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                   AND WAIVER

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this "Amendment") is entered into as of November 1, 2002, by and among iPCS WIRELESS, INC., a Delaware corporation (the "Borrower"), iPCS, INC., a Delaware corporation ("Holdings"), iPCS EQUIPMENT, INC., a Delaware corporation ("Equipmentco" and collectively with the Borrower and Holdings, the "Loan Parties"), the LENDERS (as defined in the Credit Agreement defined below) and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 12, 2000, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Consent dated as of February 23, 2001, as amended by that certain Second Amendment to Amended and Restated Credit Agreement and Consent dated as of September 28, 2001, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 19, 2001, and as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement and Consent dated as of February 14, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, the parties have agreed to, subject to the terms hereof, amend the Credit Agreement as fully set forth herein;

     NOW THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:

     1.  Amendments to Section 1.1.

     (a) Section 1.1 of the Credit Agreement, Definitions, is hereby amended by adding the following new definition of Fifth Amendment Date, in appropriate alphabetical order:

     "`Fifth Amendment Date' shall mean November 1, 2002."

     (b) Section 1.1 of the Credit Agreement, Definitions, is hereby further amended by deleting the last sentence of the definition of "Tranche A Commitment" and by substituting "As of the Fifth Amendment Date, the aggregate principal amount of the Tranche A Commitments is $80,000,000." in lieu thereof.

     2. Amendment to Section 10.12. Section 10.12 of the Credit Agreement, Minimum Cash Balance/Availability, is hereby deleted in its entirety.

     3. Amendment to Section 13.13. Section 13.13 of the Credit Agreement, Notices, is hereby amended by deleting subsections (a) and (b) in their entirety and by substituting the following in lieu thereof:

        "(a)     If to the Borrower, Holdings or Equipmentco, to it at:

                 "iPCS Wireless, Inc./iPCS, Inc./iPCS Equipment, Inc. c/o AirGate PCS, Inc.
                 Harris Tower, Suite 1700
                 233 Peachtree Street, N.E.
                 Atlanta, GA 30303
                 Attn:  William H. Seippel
                 Telecopy No.:  (404) 832-2237

                 "with a copy to:

                 "AirGate PCS, Inc.
                 Harris Tower, Suite 1700
                 233 Peachtree Street, N.E.
                 Atlanta, GA 30303
                 Attn:  Barbara L. Blackford, Esq.
                 Telecopy No.:  (404) 832-2237

        "(b)     If to the Administrative Agent, to it at:

                 "Toronto Dominion (Texas), Inc.
                 909 Fannin Street, Suite 1700
                 Houston, TX 77010
                 Attn:  Warren Finlay and Diane Bailey
                 Telecopy No.:  (713) 951-9921

                 "with a copy to:

                 "Paul, Hastings, Janofsky & Walker LLP
                  600 Peachtree Street, N.E., Suite 2400
                  Atlanta, GA 30308
                  Attn:  Jesse H. Austin, III, Esq.
                  Telecopy No.:  (404) 815-2424"

     4. Reduction of Tranche A Commitments. The Borrower and the Lenders hereby agree that the aggregate principal amount of the Tranche A Commitments shall be permanently reduced by the aggregate amount of $10,000,000 to be effective as of the Fifth Amendment Date. This reduction of the aggregate principal amount of the Tranche A Commitments is reflected in the amendments to the Credit Agreement set forth above. The Borrower and the Lenders hereby agree that (a) the aggregate principal amount of the Tranche A Commitments shall be permanently reduced to $80,000,000 as of the Fifth Amendment Date and (b) such reduction shall be applied to reduce the Tranche A Commitments of the Lenders on a pro rata basis.

     5. Waiver. The Agents and the Lenders hereby waive (a) any Default or Event of Default that may occur as a result of the Borrower's failure to have at least the minimum number of Wireless Subscribers required by Section 10.5 of the Credit Agreement as of the last day of the calendar quarter ended December 31, 2002 (the "Minimum Subscriber Default"), and (b) their rights and remedies under the Credit Agreement and the other Loan Documents which may arise as a result of the Minimum Subscriber Default. The waivers contained in the foregoing sentence shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Agents and the Lenders following the occurrence of any other present or future Default or Event of Default (whether or not related to the Minimum Subscriber Default) under the Credit Agreement or any other Loan Document.

     6. Confirmation of Guaranties and Security Documents. After giving effect to this Amendment, (a) Holdings hereby acknowledges and agrees that the terms and conditions of its Guaranty Agreement shall remain in full force and effect;
(b) Equipmentco hereby acknowledges and agrees that the terms and conditions of its Guaranty Agreement shall remain in full force and effect; and (c) the Loan Parties hereby acknowledge and agree that the terms and conditions of each of the Security Documents shall remain in full force and effect.

     7. No Other Amendments or Waivers. Notwithstanding the agreement of the Lenders to the terms and provisions of this Amendment, the Loan Parties acknowledge and expressly agree that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Credit Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Credit Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Administrative Agent or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Credit Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment. The Credit Agreement and each other Loan Document shall be deemed modified hereby solely to the extent necessary to effect the waivers and amendments contemplated hereby.

     8. Representations and Warranties. The Loan Parties hereby represent and warrant in favor of the Administrative Agent and each Lender that:

          (a) Each of the Loan Parties has the corporate power and authority (i) to enter into this Amendment and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by them;

          (b) This Amendment has been duly and validly executed and delivered by each of the Loan Parties, and this Amendment constitutes the legal, valid and binding obligations of the Loan Parties party thereto, enforceable against each of the Loan Parties in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by the application of general equitable principles;

          (c) The execution and delivery of this Amendment and the performance by the Loan Parties under the Credit Agreement and the other Loan Documents to which each is a party, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Loan Parties or any of their Subsidiaries which has not already been obtained, nor is in contravention of or in conflict with the articles of incorporation, by-laws or partnership agreements of the Loan Parties or any of their Subsidiaries, or any provision of any statute, judgment, order, or material indenture, instrument, agreement, or undertaking to which Loan Parties or any of their Subsidiaries is a party or by which any of their respective assets or properties is or may become bound;

          (d) The representations and warranties contained in Article 7 of the Credit Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Amendment, except to the extent previously fulfilled in accordance with the terms of the Credit Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the earlier date; and

          (e) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

     9. Conditions to Effectiveness. This Amendment shall be effective as of the Fifth Amendment Date subject to satisfaction of each of the following conditions precedent:

          (a) All of the representations and warranties of the Loan Parties under Section 8 hereof, which are made as of the date hereof, being true and correct in all material respects; and

          (b) Receipt by the Administrative Agent of counterparts hereof duly executed by the Required Lenders and each of the Loan Parties.

     10. Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

     11. Loan Documents. Each reference in the Credit Agreement or any other Loan Document to the term "Credit Agreement" shall hereafter mean and refer to the Credit Agreement as amended hereby and as the same may hereafter be amended. This Amendment shall be deemed to be a Loan Document for all purposes.

     12. Governing Law. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York, applicable to agreements made and to be performed in New York.

     13. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.



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


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.

BORROWER:                            iPCS WIRELESS, INC., a Delaware corporation


                                     By:/s/ Thomas M. Dougherty
                                        ----------------------------------------
                                    Name:   Thomas M. Dougherty
                                          --------------------------------------
                                     Title: President & CEO
                                           -------------------------------------

HOLDINGS:                            iPCS, INC., a Delaware corporation


                                     By:/s/ Thomas M. Dougherty
                                        ----------------------------------------
                                     Name:  Thomas M. Dougherty
                                          --------------------------------------
                                     Title: President & CEO
                                           -------------------------------------

EQUIPMENTCO:                        iPCS EQUIPMENT, INC., a Delaware corporation


                                     By: /s/ Thomas M. Dougherty
                                        ----------------------------------------
                                     Name:   Thomas M. Dougherty
                                          --------------------------------------
                                     Title:  President & CEO
                                           -------------------------------------

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ADMINISTRATIVE AGENT
AND LENDERS:                         TORONTO DOMINION (TEXAS), INC., as
                                     Administrative Agent and as a Lender


                                     By: /s/ Diane Bailey
                                        ----------------------------------------
                                     Name:   Diane Bailey
                                          --------------------------------------
                                     Title:  VP
                                           -------------------------------------

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                                     GE CAPITAL CORPORATION, as a Lender


                                     By: /s/ Irena Butarich
                                        ----------------------------------------
                                     Name:   Irena Butarich
                                          --------------------------------------
                                     Title:  SVP - Special Assets
                                           -------------------------------------

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                                     THE BANK OF NOVA SCOTIA, as a Lender


                                     By: /s/ P.A. Weissenberger
                                        ----------------------------------------
                                     Name:   P.A. Weissenberger
                                          --------------------------------------
                                     Title:  Authorized Signatory
                                           -------------------------------------

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                                     BANK OF TOKYO-MITSUBISHI TRUST
                                     COMPANY, as a Lender


                                     By: /s/ Robert Moraver
                                        ----------------------------------------
                                     Name:   Robert Moraver
                                          --------------------------------------
                                     Title:  Vice President
                                           -------------------------------------

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                                     CITY NATIONAL BANK, as a Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     FORTIS CAPITAL CORP., as a Lender


                                     By: /s/ Alan E. McLintock
                                        ----------------------------------------
                                     Name:   Alan E. McLintock
                                          --------------------------------------
                                     Title:  Managing Director
                                           -------------------------------------


                                     By: /s/ Anthony Ciraulo
                                        ----------------------------------------
                                     Name:   Anthony Ciraulo
                                          --------------------------------------
                                     Title:  Assistant Vice President
                                           -------------------------------------

                                     IBM CREDIT CORPORATION, as a Lender


                                     By:/s/ Thomas C. Curcio
                                        ----------------------------------------
                                     Name:  Thomas C. Curcio
                                          --------------------------------------
                                     Title: Manager of Credit
                                           -------------------------------------

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                                     NATIONAL CITY BANK, as a Lender


                                     By: /s/ Chris Kalmbach
                                        ----------------------------------------
                                     Name:   Chris Kalmbach
                                          --------------------------------------
                                     Title:  Senior Vice President
                                           -------------------------------------

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                                     High Income Portfolio, Boston Management &
                                     Research as investment advisor

                                     By: /s/ Michael Weilheimer
                                       -----------------------------------------
                                     Name:   Michael Weilheimer
                                         ---------------------------------------
                                     Title:  Vice President
                                          --------------------------------------

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                                     Boston Income Portfolio, Boston Management
                                     & Research as investment advisor

                                     By: /s/ Michael Weilheimer
                                       -----------------------------------------
                                     Name:   Michael Weilheimer
                                         ---------------------------------------
                                     Title:  Vice President
                                          --------------------------------------

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                                     Diversified Investors High Yield Bond Fund
                                     Boston Management & Research as investment advisor

                                     By: /s/ Michael Weilheimer
                                       -----------------------------------------
                                     Name:   Michael Weilheimer
                                         ---------------------------------------
                                     Title:  Vice President
                                          --------------------------------------